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                                                                 EXHIBIT 10.4



                             STOCK PLEDGE AGREEMENT

      THIS STOCK PLEDGE AGREEMENT (the "Agreement"), dated April 24, 1998, is made and entered into by and between PARTY CITY CORPORATION, a Delaware corporation (the "Debtor"), and PNC BANK, NATIONAL ASSOCIATION, a national banking association, in its capacity as agent for the Banks (the "Secured Party").

      WHEREAS, pursuant to that certain Credit Agreement (as it may hereafter from time to time be restated, amended, modified or supplemented, the "Credit Agreement") of even date herewith by and among the Debtor, each of the Guarantors, the Banks and the Secured Party, the Secured Party has agreed to provide certain loans to the Borrower;

      WHEREAS, as part of the security for such loans, and as required by the Credit Agreement, the issued and outstanding capital stock and other ownership interests of each Subsidiary of each Loan Party is to be pledged to the Secured Party in accordance herewith; and

      WHEREAS, the Debtor owns all of the outstanding capital stock of each Subsidiary of Debtor as set forth on Schedule A hereto.

      NOW, THEREFORE, intending to be legally bound hereby, the parties hereto agree as follows:

      1. Defined Terms.

            (a) Except as otherwise expressly provided herein, capitalized terms used in this Agreement shall have the respective meanings assigned to them in the Credit Agreement. Where applicable and except as otherwise expressly provided herein, terms used herein (whether or not capitalized) shall have the respective meanings assigned to them in the Uniform Commercial Code as enacted in each applicable jurisdiction and as may be amended from time to time (the "Code").

            (b) "Pledged Collateral" shall mean and include the following: (i) the securities listed on Schedule A attached hereto and made a part hereof, and all rights and privileges pertaining thereto, including, without limitation, all securities and additional securities receivable in respect of or in exchange for such securities, all rights to subscribe for securities incident to or arising from ownership of such securities, all cash, interest, stock and other dividends or distributions paid or payable on such securities, and all books and records pertaining to the foregoing, including, without limitation, all stock record and transfer books, (ii) any and all other securities hereafter pledged by the Debtor to the Secured Party to secure the Secured Obligations (as hereinafter defined) of the Debtor, and all rights and privileges pertaining thereto, including, without limitation, all securities and additional securities receivable in respect of or in exchange for such securities, all rights to subscribe for securities incident to or arising from ownership of such securities, all cash, interest, stock and other dividends or distributions paid or payable on such securities, and all books and records pertaining to the foregoing, and
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(iii) whatever is received when any of the foregoing is sold, exchanged or otherwise disposed of, including any proceeds as such term is defined in the Code.

      2. Grant of Security Interests.

            (a) The Debtor, to secure on a first priority basis the payment and performance of all Indebtedness of every nature of the Debtor under the Loan Documents, together with all other Obligations of the Debtor to the Banks (the "Secured Obligations"), hereby grants to the Secured Party a first priority security interest in all of the Debtor's now existing and hereafter acquired and/or arising right, title and interest in, to and under the Pledged Collateral owned by such Debtor, whether now or hereafter existing and wherever located.

            (b) Upon the execution and delivery of this Agreement, the Debtor has delivered to and deposited with the Secured Party in pledge, stock certificates and any other instruments evidencing the Pledged Collateral, together with undated stock powers signed in blank by such Debtor.

      3. Further Assurances.

            Prior to or concurrently with the execution of this Agreement, and thereafter at any time and from time to time upon reasonable request of the Secured Party, the Debtor shall execute and deliver to the Secured Party all financing statements, continuation financing statements, termination statements, assignments, certificates and documents of title, affidavits, reports, notices, schedules of account, letters of authority, further pledges, powers of attorney and all other documents (collectively, the "Security Documents") which the Secured Party may reasonably request, in form reasonably satisfactory to the Secured Party, and take such other action which the Secured Party may request, to perfect and continue perfected and to create and maintain the first priority status of the Secured Party's security interest in (subject only to Permitted Liens) the Pledged Collateral and to fully consummate the transactions contemplated under the Credit Agreement, the other Loan Documents and this Agreement. The Debtor hereby irrevocably makes, constitutes and appoints the Secured Party (and any of the Secured Party's officers or employees or agents designated by the Secured Party) as such Debtor's true and lawful attorney with power to sign the name of such Debtor on all or any of the Security Documents which the Secured Party determines must be executed, filed, recorded or sent in order to perfect or continue perfected the Secured Party's security interest in the Pledged Collateral. Such power, being coupled with an interest, is irrevocable until all of the Secured Obligations have been indefeasibly in full paid and the Commitments have terminated.

      4. Representations and Warranties.

            The Debtor hereby represents and warrants to the Secured Party as follows:

            (a) It has, and will continue to have (or, in the case of after-acquired Pledged Collateral, at the time it acquires rights in such Pledged Collateral, will have), title to the Pledged Collateral, free and clear of all Liens other than the Permitted Liens.


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            (b) The shares of capital stock constituting the Pledged Collateral have been duly authorized and validly issued to the Debtor (as set forth on Schedule A hereto), are fully paid and nonassessable and, together constitute all of the issued and outstanding capital stock of the issuer thereof owned by the Debtor.

            (c) Except for the Permitted Liens, the security interests in the Pledged Collateral granted hereunder are valid, perfected and of first priority.

            (d) There are no restrictions upon the transfer of the Pledged Collateral and it has the power and authority and right to transfer the Pledged Collateral owned by it free of any encumbrances and without obtaining the consent of any other Person.

            (e) It has all necessary power to execute, deliver and perform this Agreement.

            (f) There are no actions, suits, or proceedings pending or, to the best of its knowledge after due inquiry, threatened against or affecting it with respect to the Pledged Collateral, at law or in equity or before or by any Official Body, and it is not in default with respect to any judgment, writ, injunction, decree, rule or regulation which could adversely affect its performance hereunder.

            (g) This Agreement has been duly executed and delivered and constitutes the valid and legally binding obligation of it, enforceable in accordance with its terms, except to the extent that enforceability of this Agreement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting the enforceability of creditors' rights generally or limiting the right of specific performance.

            (h) Neither the execution and delivery of this Agreement, nor the compliance with the terms and provisions hereof, will violate any provision of any Law or conflict with or result in a breach of any of the terms, conditions or provisions of any judgment, order, injunction, decree or ruling of any Official Body to which it is subject or any provision of any agreement, understanding or arrangement to which it is a party or by which it is bound, including but not limited to its Certificate of Incorporation or Bylaws.

            (i) Its address is as set forth on Schedule 1.1(B) of the Credit Agreement.

      5. General Covenants.

            In addition to any covenants and agreements of the Debtor set forth in the other Loan Documents, which are incorporated herein by this reference, the Debtor hereby covenants and agrees as follows:

            (a) It shall do all reasonable acts that may be necessary and appropriate to maintain, preserve and protect the Pledged Collateral; and shall be responsible for the risk of loss of, damage to, or destruction of the Pledged Collateral, unless such loss is the result of the gross negligence or willful misconduct of the Secured Party. It shall notify the Secured Party in writing ten (10) days prior to any change in its address.


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            (b) It shall appear in and defend any action or proceeding of which it is aware which could reasonably be expected to affect his or her title to, or the Secured Party's interest in, the Pledged Collateral owned by it and the proceeds thereof; provided, however, that it may settle such actions or proceedings with respect to the Pledged Collateral it owns with the consent of the Secured Party, which consent shall not be unreasonably withheld or delayed.

            (c) It shall keep separate, accurate and complete records of the Pledged Collateral owned by it, disclosing the Secured Party's security interest hereunder.

            (d) It shall comply with all Laws applicable to the Pledged Collateral unless such noncompliance would not individually or in the aggregate materially impair the use or value of the Pledged Collateral or the Secured Party's rights hereunder.

            (e) It shall pay any and all taxes, duties, fees or imposts of any nature imposed by any state, federal or local authority on any of the Pledged Collateral, except to the extent contested in good faith by appropriate proceedings.

            (f) It shall permit the Secured Party, its officers, employees and agents at reasonable times to inspect all books and records related to the Pledged Collateral.

            (g) To the extent, following the date hereof, it acquires capital stock of any Subsidiary, or any of the rights, property or securities described in the definition of Pledged Collateral with respect to any Subsidiary, such stock, rights, property or securities shall be, upon such acquisition, pledged to the Secured Party, and it shall deliver an updated Schedule A hereto to the Secured Party.

            (h) During the term of this Agreement, it shall not sell, assign, transfer or otherwise dispose of the Pledged Collateral.

      6. Other Rights With Respect to Pledged Collateral.

            In addition to the other rights with respect to the Pledged Collateral granted to the Secured Party hereunder, at any time and from time to time, after and during the continuation of an Event of Default, the Secured Party, at its option and at the expense of the Debtor, may (a) transfer into its own name, or into the name of its nominee, all or any part of the Pledged Collateral, thereafter receiving all dividends, income or other distributions upon the Pledged Collateral; (b) take control of, vote and manage all or any of the Pledged Collateral; (c) apply to the payment of any of the Secured Obligations, whether any be due and payable or not, any moneys, including cash dividends and income from any Pledged Collateral, now or hereafter in the hands of the Secured Party or any Affiliate of the Secured Party, on deposit or otherwise, belonging to the Debtor, as the Secured Party, in its sole discretion, shall determine; and (d) do anything which the Debtor is required but fails to do hereunder.


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      7. Additional Remedies Upon Event of Default.

            Upon the occurrence of any Event of Default and while such Event of Default shall be continuing, the Secured Party shall have, in addition to all rights and remedies of a secured party under the Code or other applicable Law, and in addition to its rights under Section 6 above and under the other Loan Documents, the following rights and remedies:

            (a) The Secured Party may, after ten (10) days' advance notice to the Debtors, sell, assign, give an option or options to purchase or otherwise dispose of the Pledged Collateral or any part thereof at public or private sale, at any of the Secured Party's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may deem commercially reasonable. The Debtor agrees that ten (10) days' advance notice of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Debtor recognizes that the Secured Party may be compelled to resort to one or more private sales of the Pledged Collateral to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof.

            (b) The proceeds of any collection, sale or other disposition of the Pledged Collateral of the Debtor, or any part thereof, shall, after the Secured Party has made all deductions of expenses, including but not limited to attorneys' fees and other expenses incurred in connection with repossession, collection, sale or disposition of such Pledged Collateral or in connection with the enforcement of the Secured Party's rights with respect to the Pledged Collateral in any insolvency, bankruptcy or reorganization proceedings, be applied against the Secured Obligations, whether or not all the same be then due and payable, as follows:

                  (i) first, to the Secured Obligations and to reimburse the Secured Party for out-of-pocket costs, expenses and disbursements, including without limitation reasonable attorneys' fees and legal expenses, incurred by the Secured Party in connection with realizing on the Pledged Collateral or collection of any obligation of such Debtor under any of the Loan Documents, including advances made subsequent to an Event of Default by the Secured Party for the reasonable maintenance, preservation, protection or enforcement of, or realization upon, the Pledged Collateral, including without limitation advances for taxes, insurance, repairs, and the like, and reasonable expenses incurred to sell or otherwise realize on, or prepare for sale of or other realization on, any of the Pledged Collateral, in such order as the Secured Party may determine in its discretion; and

                  (ii) the balance, if any, as required by Law.


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      8. Secured Party's Duties.

            The powers conferred on the Secured Party hereunder are solely to protect its interest in the Pledged Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Pledged Collateral in its possession and the accounting for moneys actually received by it hereunder, the Secured Party shall have no duty as to any Pledged Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Pledged Collateral.

      9. No Waiver; Cumulative Remedies.

            No failure to exercise, and no delay in exercising, on the part of the Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any further exercise thereof or the exercise of any other right, power or privilege. The remedies herein provided are cumulative and not exclusive of any remedies provided under the other Loan Documents or by Law. The Debtor waives any right to require the Secured Party to proceed against any other Person or to exhaust any of the Pledged Collateral or other security for the Secured Obligations or to pursue any remedy in the Secured Party's power.

      10. Assignment.

            All rights of the Secured Party under this Agreement shall inure to the benefit of its successors and assigns. All obligations of the Debtor shall bind its respective successors and assigns; provided, however, the Debtors may not assign or transfer any of their rights and obligations hereunder or any interest herein.

      11. Severability.

            Any provision of this Agreement which shall be held invalid or unenforceable shall be ineffective without invalidating the remaining provisions hereof.

      12. Governing Law.

            This Agreement shall be construed in accordance with and governed by the internal laws of the State of New Jersey without regard to its conflicts of law principles, except to the extent the validity or perfection of the security interests or the remedies hereunder in respect of any Pledged Collateral are governed by the law of a jurisdiction other than the State of New Jersey.

      13. Notices.

            All notices, requests, demands, directions and other communications (collectively, "notices") given to or made upon any party hereto under the provisions of this Agreement shall be given or made pursuant to Section 10.6 of the Credit Agreement.


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      14. Specific Performance.

            The Debtor acknowledges and agrees that, in addition to the other rights of the Secured Party hereunder and under the other Loan Documents, because the Secured Party's remedies at law for failure of the Debtor to comply with the provisions hereof relating to the Secured Party's rights (i) to inspect the books and records related to the Pledged Collateral, (ii) to receive the various notifications the Debtor is required to deliver hereunder, (iii) to obtain copies of agreements and documents as provided herein with respect to the Pledged Collateral, (iv) to enforce the provisions hereof pursuant to which the Debtor has appointed the Secured Party as its attorney-in-fact, and (v) to enforce the Secured Party's remedies hereunder, would be inadequate and that any such failure would not be adequately compensable in damages, each Debtor agrees that each such provision hereof may be specifically enforced.

      15. Voting Rights in Respect of the Pledged Collateral.

            So long as no Event of Default shall occur and be continuing under the Credit Agreement, the Debtor may exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the other Loan Documents; provided, however, that such Debtor will not exercise or will refrain from exercising any such right, as the case may be, if such action would have a material adverse effect on the value of any Pledged Collateral.

      16. Entire Agreement; Amendments.

            This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements relating to a grant of a security interest in the Pledged Collateral by the Debtor. This Agreement may not be amended or supplemented except by a writing signed by the Secured Party and the Debtor.

      17. Counterparts.

            This Agreement may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute but one and the same agreement.

      18. Descriptive Headings.

            The descriptive headings which are used in this Agreement are for the convenience of the parties only and shall not affect the meaning of any provision of this Agreement.


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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                        PNC BANK, NATIONAL ASSOCIATION


                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

ATTEST:                                 PARTY CITY CORPORATION


By:_____________________________        By:_____________________________________
Name:___________________________        Name:___________________________________
Title:__________________________        Title:__________________________________



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                                   SCHEDULE A
                                       TO
                             STOCK PLEDGE AGREEMENT

                        Description of Pledged Collateral

                                                     Type and Amount
Subsidiary                                           of Ownership
----------                                           ------------

PARTY CITY MICHIGAN, INC.                            100 shares of common stock